UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC  20549


                                    FORM 8-K


                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date  of  Report  (Date  of  earliest  event  reported):  MAY  8,  2007


                            ORBIT INTERNATIONAL CORP.
             (Exact name of registrant as specified in its charter)



            DELAWARE               0-3936          11-1826363
 (State or other jurisdiction  (Commission       (IRS Employer
     of incorporation)          File Number)     Identification No.)

                      80 CABOT COURT
                HAUPPAUGE,  NEW  YORK                         11788
     (Address of principal executive offices)     (Zip Code)

Registrant's telephone number, including area code:  631-435-8300


                       NOT APPLICABLE
                       --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]     Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230-425)

[  ]          Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)

[  ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17CFR 240.14d-2(b))

[  ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     On May 8, 2007, Orbit International Corp. ("Orbit") issued a press release announcing its operating results for its first quarter ended March 31, 2007. The press release contains a non-GAAP disclosure-Earnings before interest, taxes, depreciation and amortization, and stock based compensation (EBITDA), that management feels provides useful information in understanding the impact of certain items to Orbit's financial statements. Orbit's press release is hereby furnished as follows:




                                                [GRAPHIC OMITED]



                                                [GRAPHIC OMITED]



                              FOR IMMEDIATE RELEASE
                              ---------------------

CONTACT          or     Investor Relations Counsel
-------
Mitchell Binder          Linda Latman, 212-836-9609
Executive Vice President          Lena Cati, 212-836-9611
631-435-8300     The Equity Group Inc.

                        ORBIT INTERNATIONAL CORP. REPORTS
                        ---------------------------------
                           2007 FIRST QUARTER RESULTS
                           --------------------------

                        REPORTS 12.1% INCREASE IN BACKLOG
                        ---------------------------------

                           REAFFIRMS GUIDANCE FOR 2007
                           ---------------------------

Hauppauge, New York, May 8, 2007 - Orbit International Corp. (NASDAQ:ORBT), an electronics manufacturer and supplier, today announced results for the first quarter ended March 31, 2007.

FIRST  QUARTER  2007  VS.  FIRST  QUARTER  2006
-----------------------------------------------
-     Net  sales  decreased  6.2%  to  $6,220,000  from  $6,629,000;
-     Gross margin rose to 44.1%, compared to 43.7%;
-     Net income declined to $548,000, compared to $692,000;
-     Diluted earnings per share were $.12, compared to $.15;
- Earnings before interest, taxes, depreciation and amortization, and stock based compensation (EBITDA) was $842,000 ($.18 per diluted share) compared to $1,016,000 ($.22 per diluted share); and,
- Backlog at March 31, 2007 increased 12.1% to $16.0 million compared with $14.3 million at March 31, 2006.

In the first quarter of 2006, the Company adopted Statement of Financial Accounting Standards No. 123, (Revised 2004) - Share Based Payment, ("SFAS 123R"). Total share based compensation expense recorded in the first quarter of 2007 and 2006 was $50,000 and $51,000, respectively. Also, in accordance with SFAS 123R, "unearned compensation" recorded pursuant to Accounting Principles Board ("APB") Opinion No. 25 has been reversed and is now a component of "additional paid-in capital.

Discussing the first quarter, Dennis Sunshine, President and Chief Executive Officer noted, "As we previously announced, the growth in our business is expected in the second half of the year and therefore the financial results for the first quarter met our expectations. The first quarter was especially notable for the 12.1% increase in backlog which stood at $16.0 million at March 31, 2007 compared with $14.3 million at the end of first quarter of 2006. Included in our backlog are a number of large awards with significant follow-on potential."

Sunshine continued, "These orders include: an $800,000 follow-on order for Radar Display Units (RDU); a $916,000 order to develop new software for an enhanced RDU; and a $1 million award to support the M1A1 Abrams Main Battle Tank upgrade and retrofit program. Also, as announced last week and therefore not included in our March 31st backlog is a $1.064 million order under a $5.9 million long-term agreement for Remote Control Units to support the Common Transponder Program, for both U.S. Navy and U.S. Army program requirements."

                                     (more)

Orbit  International  News  Release     Page  2
May  8,  2007

Mitchell Binder, Chief Financial Officer, noted, "In the first quarter of 2007, Orbit continued to generate cash from operations, thereby continuing to strengthen its financial condition. During this period, our inventory levels increased to support our growing backlog and customers' delivery schedules for later in the year. At March 31, 2007, total current assets were $21,751,000 versus total current liabilities of $4,222,000 for a 5.2 to 1 current ratio. With approximately $22 million and $7 million in federal and state net operating loss carryforwards, respectively, we should continue to shield profits from federal and New York State taxes and enhance future cash flow. Additionally, we have more than $7.6 million in cash, cash equivalents and marketable securities."

REAFFIRMS  2007  GUIDANCE
-------------------------
Sunshine concluded, "We are reaffirming our 2007 guidance with net sales between $25.9 million and $26.1 million, EBITDA between $3,800,000 and $3,900,000, net income between $2,700,000 and $2,800,000 and earnings per diluted share between $.57 and $.60. Furthermore, as previously reported, our business is not subject to any seasonality and revenues are generally determined by shipping schedules outlined in our purchase orders. Based on existing and projected shipping schedules, we expect our performance in the second half of the 2007 year to be stronger than the first half of 2007."

CONFERENCE  CALL
----------------
The Company will hold a conference call for investors today, May 8, 2007, at 11:00 a.m. EDT. Interested parties may participate in the call by dialing 706-679-3204; please call in 10 minutes before the conference call is scheduled to begin and ask for the Orbit International conference call. After opening remarks, there will be a question and answer period. The conference call will also be broadcast live over the Internet. To listen to the live call, please go to www.orbitintl.com and click on the Investor Relations section. Please go to the website at least 15 minutes early to register, and download and install any necessary audio software. If you are unable to listen live, the conference call will be archived and can be accessed for approximately 90 days at Orbit's website. We suggest listeners use Microsoft Explorer as their browser.

Orbit International Corp., through its Electronics Group, is involved in the manufacture of customized electronic components and subsystems for military and nonmilitary government applications through its production facilities in Hauppauge, New York and Quakertown, Pennsylvania. Its Power Group, through its Behlman Electronics, Inc. subsidiary manufactures and sells high quality commercial power units, AC power sources, frequency converters, uninterruptible power supplies and associated analytical equipment. The Behlman military division designs, manufactures and sells power units and electronic products for measurement and display.

This  press  release  contains forward-looking statements, within the meaning of
Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, regarding the Company's performance in the second half of 2007 to be stronger than the first half of 2007; the Company should continue to shield profits from federal and New York State taxes and enhance future cash flow; and its reaffirmed guidance for 2007. These forward-looking statements involve known and unknown risks, uncertainties and other factors that could cause the actual future results of the Company to be materially different from such forward looking statements.



                                     (more)






Orbit  International  News  Release     Page  3
May  8,  2007


Factors that might result in such differences include, without limitation, current economic conditions and military conflicts, variable market conditions and changing needs of the defense sector and the Company's customers. The forward-looking statements contained in this press release speak only as of the date hereof. The forward-looking statements contained herein are also subject generally to other risks and uncertainties that are described from time to time in the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2006 and its other periodic reports and its registration statement on Form S-3 containing a final prospectus dated January 11, 2006 filed with the Securities and Exchange Commission.



                            (See Accompanying Tables)


Orbit International News Release
Page 4
May  8,  2007


                            ORBIT INTERNATIONAL CORP.
                        CONSOLIDATED STATEMENTS OF INCOME
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                    THREE MONTHS ENDED
                                                         MARCH 31,
                                                       (UNAUDITED)
                                                       2007     2006
                                                      -----   -------
Net sales                                       $     6,220   $6,629

Cost of sales                                         3,475    3,732
                                                     ------   -------
Gross profit                                          2,745    2,897

Selling general and administrative expenses           2,221    2,146

Interest expense                                         95      116

Investment and other income                            (129)     (67)
                                                      -----     -----
Net income before income tax provision                  558      702

Income tax provision                                     10       10
                                                      -----     -----
Net income                                      $       548   $  692


Basic earnings per share                        $      0.13   $ 0.16

Diluted earnings per share                      $      0.12   $ 0.15

Weighted average number of shares outstanding:
 Basic                                                4,307    4,338
 Diluted                                              4,634    4,689


Orbit International News Release                                        Page 5
May  8,  2007
                            ORBIT INTERNATIONAL CORP.
                        CONSOLIDATED STATEMENTS OF INCOME
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)
                                   (UNAUDITED)


                                                   THREE MONTHS ENDED
                                                        MARCH 31,

                                                         2007    2006
                                                         ----    ----
EBITDA Reconciliation
----------------------------------------
Net income                                $               548  $  692
Interest expense                                           95     116
Tax expense                                                10      10
Depreciation and amortization                             139     147
Stock based compensation                                   50      51
                                                      -------   -----
EBITDA (1)                                $               842  $1,016


EBITDA Per Diluted Share Reconciliation
----------------------------------------
Net income                                $              0.12  $ 0.15
Interest expense                                         0.02    0.03
Tax expense                                              0.00    0.00
Depreciation and amortization                            0.03    0.03
Stock based compensation                                 0.01    0.01
                                                       ------  ------
EBITDA per diluted share (1)              $              0.18  $ 0.22




(1) The EBITDA table presented above is not determined in accordance with accounting principles generally accepted in the United States of America. Management uses adjusted EBITDA to evaluate the operating performance of its business. It is also used, at times, by some investors, security analysts and others to evaluate companies and make informed business decisions. EBITDA is also a useful indicator of the income generated to service debt. EBITDA is not a complete measure of an entity's profitability because it does not include costs and expenses for interest, depreciation and amortization, stock based compensation and income taxes. EBITDA as presented herein may not be comparable to similarly named measures reported by other companies.


Orbit  International  News  Release     Page  6
May  8,  2007
                            ORBIT INTERNATIONAL CORP.
                           CONSOLIDATED BALANCE SHEETS



                                                            MARCH 31, 2007    DECEMBER 31, 2006
                                                            ----------------  -------------------
ASSETS                                                           (UNAUDITED)            (AUDITED)
Current assets
Cash and cash equivalents                                   $     3,028,000   $         3,935,000
Investments in marketable securities                              4,580,000             4,062,000
Accounts receivable, less allowance for doubtful accounts         3,813,000             3,712,000
Inventories                                                       9,445,000             8,992,000
Deferred tax asset                                                  722,000               717,000
Other current assets                                                163,000               145,000
                                                            ----------------  -------------------

Total current assets                                             21,751,000            21,563,000

Property and equipment, net                                         407,000               414,000
Goodwill                                                          6,135,000             6,135,000
Intangible assets, net                                            1,095,000             1,204,000
Deferred tax asset                                                1,333,000             1,333,000
Other assets                                                        568,000               566,000
                                                            ----------------  -------------------


Total assets                                                $    31,289,000   $        31,215,000
                                                            ================  ===================

LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities:
Current portion of long term obligations                    $     1,121,000   $         1,124,000
Accounts payable                                                  1,304,000             1,028,000
Accrued expenses                                                  1,184,000             1,353,000
Customer advances                                                   528,000               797,000
Deferred income                                                      85,000                85,000
                                                            ----------------  -------------------

Total current liabilities                                         4,222,000             4,387,000

Deferred income                                                     406,000               427,000
Long-term obligations, net of current maturities                  3,776,000             4,105,000
                                                            ----------------  -------------------

Total liabilities                                                 8,404,000             8,919,000

Stockholders' Equity
Common stock                                                        459,000               459,000
Additional paid-in capital                                       19,586,000            19,536,000
Accumulated other comprehensive gain (loss)                          (4,000)                5,000
Retained earnings                                                 2,844,000             2,296,000
                                                            ----------------  -------------------

Stockholders' equity                                             22,885,000            22,296,000
                                                            ----------------  -------------------

Total liabilities and stockholders' equity                  $    31,289,000   $        31,215,000
                                                            ================  ===================









                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:     May 8, 2007


                              Orbit International Corp.


                                By: /s/ Dennis Sunshine
                                    -------------------
                                Dennis Sunshine
                                Chief Executive Officer and President